UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 14, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On August 30, 2018, GrowGeneration Corp. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”), amended on September 14, 2018, with Virgus, Inc. d/b/a/ Heavy Gardens, an online store of hydroponic and garden supplies (“Heavy Gardens”) to purchase the assets of Heavy Gardens through its wholly-owned subsidiary, GrowGeneration HG Corp. The closing of the asset purchase took place on September 14, 2018.

The assets subject to the sale under the Purchase Agreement, included fixed assets, tangible personal property, intangible personal property and contracts. As consideration for the assets, the Company agreed to pay Heavy Gardens (i) 50,000 shares of restricted common stock of the Company, plus an additional bonus of 15,000 shares for each incremental $1 million of gross revenue generated by the store over $2 million in any calendar year, up to a maximum of 120,000 bonus shares (i.e. a maximum of 170,000 shares in total), and (ii) a cash payment of $150,000 and a promissory note for $72,000 with an interest of .01% per annum payable in twelve equal monthly installments, plus an additional bonus of $5,000 earned for each month that the gross revenue of the store exceeds $200,000, up to a maximum of $75,000 bonus (i.e. a maximum of $225,000 cash in total).

The foregoing descriptions of the terms of the Purchase Agreement and its amendment, and the promissory note do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of them filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Form of Asset Purchase Agreement, dated August 30, 2018, by and among GrowGeneration Corp., GrowGeneration HG Corp. and Virgus, Inc. d/b/a/ Heavy Gardens
99.2	Form of Amendment to Asset Purchase Agreement, dated September 14, 2018
99.3	Form of Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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